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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC  20549

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                                   FORM 8-K



            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934



Date of Report:   June 22, 1995


                       STATE STREET BOSTON CORPORATION
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            (Exact Name of Registrant as specified in its charter)


                                Massachusetts
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                (State or other jurisdiction of incorporation)


    0-5108                                              04-2456637
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Commission File No.                          (IRS Employer Identification No.)


        225 Franklin Street, Boston, Massachusetts                   02110
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         (Address of principal executive offices)                  (Zip Code)


                                (617) 786-3000
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              Registrant's telephone number, including area code



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         Item 5.   Other Events
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                   A copy of the Underwriting Agreement (the "Underwriting
                   Agreement") dated as of June 21, 1995 among Registrant, Goldman, Sachs & Co. and Kemper Financial Services, Inc. (the "Selling Stockholder") relating to the sale by the Selling Stockholder of 2,986,111 shares of Registrant's common stock pursuant to Registrant's Registration Statement on Form S-3 (No. 33-59505) is filed as an exhibit hereto.

         Item 7.   Exhibits
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                   1.  Underwriting Agreement


                                  SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         Dated:  June 22, 1995


                                       STATE STREET BOSTON CORPORATION


                                       By:   /s/ Rex S. Schuette
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                                                      Rex S. Schuette
                                          Senior Vice President and Comptroller



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                                    EXHIBIT LIST
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        Underwriting Agreement dated June 21, 1995









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